Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Volshares Large Cap ETF (VSL)

January 15, 2021
Supplement to the Summary Prospectus and Prospectus,
each dated May 31, 2020, as previously supplemented

The second paragraph of the section entitled “Principal Investment Strategy — Volshares Large Cap Index” on page 1 of the Prospectus and page 2 of the Summary Prospectus is replaced with the following:
Each Wednesday, the Whitford Model identifies the twenty-five companies that will be included in the Index through the following Tuesday. Each such company receives a weighting of 4%.

Please retain this Supplement with your Summary Prospectus and Prospectus.